                                  SCHEDULE 14A

                                 (RULE 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                      EXCHANGE ACT OF 1934 (AMENDMENT NO. )

    Filed by the Registrant /X/
    Filed by a Party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive additional materials
    / /  Soliciting material under Rule 14a-12

                          HARDING, LOEVNER FUNDS, INC.
                          ----------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

/X/  No fee required.

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    (1) Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------
    (2) Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------

    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------

    (4) Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------

    (5) Total fee paid:

        ------------------------------------------------------------------------

/ / Fee paid previously with preliminary materials:

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

    (1) Amount previously paid:

        ------------------------------------------------------------------------

    (2) Form, Schedule or Registration Statement no.:

        ------------------------------------------------------------------------

    (3) Filing Party:

        ------------------------------------------------------------------------

    (4) Date Filed:

        ------------------------------------------------------------------------

                           Harding Loevner Funds, Inc.
                                  P.O. Box 9130
                        Boston, Massachusetts 02117-9130
                                  877-435-8105


                                 January 1, 2004


Dear Shareholder:

     On behalf of the Board of Directors (the "Board") of Harding Loevner Funds, I invite you to a Special Meeting of shareholders ("Special Meeting") to be held at 2:00 p.m. Eastern Standard Time, on January 26 2004, at the offices of the Fund, 50 Division Street, Suite 401, Somerville, New Jersey 08876.

     The sole purpose of the Special Meeting is for shareholders of the Funds to reelect the current Board and add two board members; Raymond J. Clark and R. Kelly Doherty.

     YOUR VOTE IS IMPORTANT. PLEASE TAKE A FEW MINUTES TO READ THE PROXY STATEMENT AND CAST YOUR VOTE. BY VOTING AS SOON AS POSSIBLE YOU SAVE THE FUNDS THE TROUBLE AND EXPENSE OF FURTHER SOLICITING YOUR VOTE. IT IS IMPORTANT THAT YOUR VOTE BE RECEIVED NO LATER THAN FRIDAY, JANUARY 23, 2004.

     In addition to solicitation by mail, representatives of the Funds may solicit your proxy by telephone or email. As the date of the Special Meeting approaches, if we have not already heard from you, you may be contacted with a reminder to exercise your right to vote.

     We appreciate your participation and prompt response in this matter and thank you for your continued support.

                                        Sincerely,


                                        David R. Loevner
                                        Harding Loevner Funds, Inc.

                            NOTICE OF SPECIAL MEETING
                               OF THE SHAREHOLDERS
                         OF HARDING, LOEVNER FUNDS, INC.


                         INTERNATIONAL EQUITY PORTFOLIO
                             GLOBAL EQUITY PORTFOLIO
                           EMERGING MARKETS PORTFOLIO


                          50 Division Street, Suite 401
                          Somerville, New Jersey 08876

                         TO BE HELD ON JANUARY 26, 2004

TO THE SHAREHOLDERS OF HARDING, LOEVNER FUNDS, INC.:

Notice is hereby given that a Special Meeting of the shareholders of Harding, Loevner Funds, Inc. (the "Fund"), a Maryland corporation, will be held on January 26, 2004 at 2:00 p.m. Eastern Standard Time at the offices of the Fund, 50 Division Street, Suite 401 Somerville, New Jersey 08876, for the following purposes:

     1. To elect the Board of Directors of the Fund.

     2. To transact any other business that may properly come before the meeting or any adjournment thereof.

Shareholders of record at the close of business on OCTOBER 31, 2003, are entitled to notice of and to vote at the Meeting. Your attention is called to the accompanying Proxy Statement. Regardless of whether you plan to attend the Meeting, please complete, sign and return promptly the enclosed proxy ballot so that a quorum will be present and a maximum number of shares may be voted. Proxies may be revoked at any time before they are exercised by executing and submitting a revised proxy, by giving written notice of revocation to the Fund or by voting in person at the Meeting.


                                        By Order of the Board of Directors,

                                        John M. DelPrete
                                        Assistant Secretary

December 30, 2003
Boston, Massachusetts

                      INSTRUCTIONS FOR SIGNING PROXY CARDS

The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense to the Fund involved in validating your vote if you fail to sign your proxy card properly.

     1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

     2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy card.

     3. Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

          REGISTRATION                                     VALID SIGNATURE
          ------------                                     ---------------
CORPORATE ACCOUNTS
(1) ABC Corp.                                      ABC Corp.
(2) ABC Corp.                                      John Doe, Treasurer
(3) ABC Corp.
    c/o John Doe, Treasurer                        John Doe
(4) ABC Corp. Profit Sharing Plan                  John Doe, Trustee

TRUST ACCOUNTS
(1) ABC Trust                                      Jane B. Doe, Trustee
(2) Jane B. Doe, Trustee u/t/d 12/28/78            Jane B. Doe

CUSTODIAN OR ESTATE ACCOUNTS
(1) John B. Smith, Cust. f/b/o John B. Smith,
    Jr. UGMA                                       John B. Smith
(2) John B. Smith                                  John B. Smith, Jr., Executor

                          HARDING, LOEVNER FUNDS, INC.
                          50 DIVISION STREET, SUITE 401
                          SOMERVILLE, NEW JERSEY 08876


                         SPECIAL MEETING OF SHAREHOLDERS
                                JANUARY 26, 2004


                                 PROXY STATEMENT

A proxy is enclosed with the foregoing Notice of a Special Meeting of the Shareholders of Harding, Loevner Funds, Inc. (the "Fund") to be held January 26, 2004, at 2:00 p.m. Eastern Standard Time at the offices of the Fund, located at 50 Division Street, Suite 401, Somerville, New Jersey, 08876, for the benefit of shareholders who wish to vote, but do not expect to be present at the meeting. All proxies are solicited on behalf of the Board of Directors of the Fund. A written proxy is revocable by the person giving it prior to exercise by a signed writing filed with the Fund's Secretary, Assistant Secretary or proxy tabulator or by executing and delivering a later dated proxy, or by attending the meeting and voting in person. Each proxy will be voted in accordance with its instructions; if no instruction is given, an executed proxy will authorize the persons named as attorneys, or any of them, to vote in favor of each matter. This proxy material is initially being mailed to shareholders on or about December 30, 2003.

     At the meeting, shareholders will be asked to consider and vote upon the following:

          1.   Election of the Board of Directors of the Fund;

          2. Transaction of such other business as may properly come before the meeting or any adjournment thereof.

Proxy solicitations will be made, beginning on or about December 30, 2003, primarily by mail, but proxy solicitations also may be made by telephone, telegraph, or personal interviews conducted by officers and employees of the Fund; Harding, Loevner Management, L.P., the investment adviser of the Fund ("Harding Loevner" or the "Adviser"); and Investors Bank & Trust Company, the custodian, administrator and transfer agent of the Fund ("Investors Bank"). Harding Loevner is located at 50 Division Street, Suite 401, Somerville, New Jersey, 08876, and Investors Bank is located at 200 Clarendon Street, Boston, Massachusetts 02116. In addition, the Fund has engaged MIS, an ADP Company, 60 Research Road, Hingham, Massachusetts 02043, to solicit and tabulate proxies on behalf of the Fund's Board of Directors for a fee not to exceed $3,500 plus out-of-pocket expenses. The costs of proxy solicitation and tabulation and expenses incurred in connection with the preparation of this Proxy Statement and its enclosures will be paid by the Fund.

The Directors have fixed the close of business on October 31, 2003 as the record date for the determination of the shareholders entitled to notice of and to vote at the meeting and any adjournments thereof. Shareholders at the close of business on the record date will be entitled to one vote for each dollar and a proportionate fraction of a vote for each fraction of a dollar, of the net asset value per share of each share of the Fund held by the shareholder on the record date. The number of shares of beneficial interest (excluding fractions thereof) and net assets of each Portfolio outstanding as of October 31, 2003 is set forth in the following table. The presence in person or by proxy of the holders of stock entitled to cast one-third of the votes at the meeting shall constitute a quorum.

PORTFOLIO                             NET ASSETS         NUMBER OF SHARES OUTSTANDING
------------------------------       -------------       ----------------------------
International Equity Portfolio       $ 350,019,951                30,983,098
Global Equity Portfolio              $  26,567,552                 1,615,184
Emerging Markets Portfolio           $  29,656,800                 1,632,803

TOTAL                                $ 406,244,303                34,231,085

The persons who held of record more than 5% of the outstanding shares of any Portfolio as of October 31, 2003 are set forth in Appendix A. To the knowledge of the Fund, no other person owns (of record or beneficially) 5% or more of the outstanding shares of any Portfolio. The Directors, nominees for Director, and officers of the Fund individually and as a group own beneficially less than 1% of the outstanding shares of each Portfolio. The Fund's Board of Directors shall be elected by a majority of the votes cast at the Shareholder Meeting in person or by proxy.

Unless authority to vote for election of one or more of the nominees is specifically withheld by executing the proxy in the manner stated thereon, it is the present intention that the enclosed proxy will be used for the purpose of voting in favor of the election of all nominees as Directors as described above to hold office in accordance with the By-Laws of the Fund. Each Director nominee has consented to stand for election and to serve as a Director if elected. If any nominee should be unable to serve, an event not now anticipated, the discretionary power given in the proxy may be used to vote for a substitute nominee as designated by the Board of Directors to replace such person (unless authority to vote for election of all nominees is specifically withheld by executing the proxy in the manner stated thereon).

The Directors know of no business other than the business mentioned in Proposal 1 of the Notice of Meeting that will be presented for consideration. If any other matters are properly presented, it is the intention of the persons named as attorneys in the enclosed proxy to vote the proxies in accordance with their judgment on such matters.

                   PROPOSAL 1: ELECTION OF BOARD OF DIRECTORS

Pursuant to the By-Laws of the Fund, the Board of Directors of the Fund has proposed that the slate of persons listed in the table set forth below be elected as Directors of the Fund. Jane A. Freeman, Samuel R. Karetsky and Carl
W. Schafer (the "Independent Directors") and David R. Loevner currently serve as Directors of the Fund.

R. Kelly Doherty and Raymond J. Clark were nominated to serve as new Directors of the Fund at a meeting of the Fund's Independent Directors held on December 17, 2003.

The nominees for Director and their principal occupations for at least the last five years are set forth in the table below. Each Director holds office until his or her successor is elected and qualified. Except for Mr. Doherty and Mr. Clark, all nominees named below are currently Directors of the Fund and have served in that capacity continuously since originally elected or appointed.

INTERESTED DIRECTOR NOMINEE

David R. Loevner is an "interested person" of the Fund as defined in Section 2(a)(19) of the Investment Company Act of 1940 (the "1940 Act") by virtue of his position as President and Chief Executive Officer of Harding, Loevner Management, L.P., the Fund's investment adviser.

                                                                                           NUMBER OF
                                                                                           PORTFOLIOS IN   OTHER
                                           TERM OF                                         FUND COMPLEX    DIRECTORSHIPS
                                           OFFICE AND                                      OVERSEEN BY     HELD BY
NAME, ADDRESS AND          POSITION WITH   LENGTH OF        PRINCIPAL OCCUPATION           NOMINEE FOR     NOMINEE
AGE                        THE FUND        TIME SERVED      DURING PAST FIVE YEARS         DIRECTOR*       FOR DIRECTOR
------------------------   -------------   --------------   ----------------------------   -------------   ---------------
David R. Loevner           Director,       Indefinite;      Harding, Loevner Management,         3         None
Harding, Loevner           President       Director,        L.P.,  (Investment Adviser),
Management, L.P.           and Chairman    President        President and CEO, 7/89 -
50 Division Street,        of the Board    and Chairman     present.
Suite 401                                  of the Board
Somerville, NJ 08876                       since 1996
Age, 49

DISINTERESTED DIRECTOR NOMINEES

                                                                                           NUMBER OF
                                                                                           PORTFOLIOS IN   OTHER
                                           TERM OF                                         FUND COMPLEX    DIRECTORSHIPS
                                           OFFICE AND                                      OVERSEEN BY     HELD BY
NAME, ADDRESS AND          POSITION WITH   LENGTH OF        PRINCIPAL OCCUPATION           NOMINEE FOR     NOMINEE
AGE                        THE FUND        TIME SERVED      DURING PAST FIVE YEARS         DIRECTOR*       FOR DIRECTOR
------------------------   -------------   --------------   ----------------------------   -------------   ---------------
Jane A. Freeman            Director        Indefinite;      Scientific Learning                  3         None
c/o Scientific Learning                    Director         Corporation (Education
300 Frank Ogawa Plaza                      since 1996       Software), Chief Financial
Oakland, CA 94612                                           Officer, 1/00 - present;
Age, 50                                                     Treasurer and Vice
                                                            President, Finance &
                                                            Business Development, 9/99 -
                                                            1/00; Rockefeller & Co.,
                                                            Investment Manager, 1988 -
                                                            8/99.

Samuel R. Karetsky         Director        Indefinite;      The Karetsky Group LLC               3         None
900 Third Avenue,                          Director         (Advisory Firm), 1/03 -
26th Floor                                 since 1998       present; European Investors
New York, NY 10022                                          Inc., Managing Director,
Age, 58                                                     11/98 -12/02; Samuel R.
                                                            Karetsky LLC (Consulting),
                                                            3/97 - 10/98.

Carl W. Schafer            Director        Indefinite;      The Atlantic Foundation              3         Roadway
66 Witherspoon Street                      Director         (Charitable Foundation),                       Corporation;
Princeton, NJ 08542                        since 1996       President, 1990-present.                       Frontier Oil
Age, 67                                                                                                    Corp.; Labor
                                                                                                           Ready, Inc.;
                                                                                                           UBS Mutual
                                                                                                           Funds; Guardian
                                                                                                           Life Mutual
                                                                                                           Funds; European
                                                                                                           Investors REIT
                                                                                                           Mutual Fund

R. Kelly Doherty**         Nominee         Indefinite;      Cayman Partners (Private             3         None
41 Post Road                               Acting           Investment Vehicle),
Bernardsville, NJ 07924                    Director         Managing Partner, 2/99 -
Age, 45                                    since 1999       present; Bankers Trust
                                                            Company, 1982 - 1/99,
                                                            Vice Chairman,
                                                            1997-1/99.

Raymond J. Clark           Nominee         Indefinite;      Wellesley College, Interim           3         Princeton
66 Greenway Terrace                        Nominee          Vice President of Finance                      Healthcare
Princeton, NJ 08540                                         and Treasurer, 10/03 -                         System;
Age, 68                                                     present; Princeton                             American Red
                                                            University, Treasurer,                         Cross - Mercer
                                                            Emeritus, 02/01-present;                       County Chapter
                                                            Princeton University,
                                                            Treasurer, 1987-2001.

* The Fund (consisting of 3 portfolios) is the only investment company in the Fund complex.

** Though Mr. R. Kelly Doherty has acted as a Director of the Fund since June 1999, he is referred to in this Proxy Statement as a new Director nominee because it was recently discovered that there was a defect in his election to the Board. Though Mr. Doherty was otherwise properly elected by the then incumbent board members under Maryland corporation law, his election to the Board was not submitted to a shareholder vote as required under Section 16(a) of the 1940 Act. Due to this oversight, Mr. Doherty was not technically a Director of the Fund by operation of Section 16(a), even though he had performed all the duties of a Director of the Fund and had, in fact, been believed to be validly acting as such by him, the other directors and all other concerned parties. However, Fund counsel has advised that, pursuant to a provision in the Fund's By-Laws, all of Mr. Doherty's prior activity on the Board, including votes cast and all compensation paid and received, are legally valid and binding as though he had acted as a properly elected director. In addition, the Board was properly constituted at all times during the period from June 1999 to date and all actions of the Board taken during that time period would still have been validly taken or approved even if the votes and attendance of Mr. Doherty are not taken into account. Furthermore, no violation of state or federal law resulted from this oversight. Therefore, Mr. Doherty's nomination is now being submitted to a shareholder vote in order for him to officially serve as a Fund director.

The Officers of the Fund are listed below together with their respective positions with the Fund and a brief statement of their principal occupations during the past five years and any positions held with affiliates of the Fund:

                                                        TERM OF OFFICE
                                      POSITION WITH     AND LENGTH OF       PRINCIPAL OCCUPATION
NAME, ADDRESS AND AGE                 THE FUND          TIME SERVED         DURING PAST FIVE YEARS
----------------------------------    --------------    ----------------    --------------------------------------
Susan C. Mosher                       Secretary         1 year;             Investors Bank & Trust Company,
Investors Bank & Trust Company                          Secretary since     Director and Senior Counsel, 1995 -
200 Clarendon Street                                    1999                present.
Boston, MA 02116
Age, 48

Annellen M. McNamara                  Assistant         1 year;             Investors Bank & Trust Company,
Investors Bank & Trust Company        Treasurer         Assistant           Director, 6/02 - present; Senior
200 Clarendon Street                                    Treasurer since     Manager, 1/00 - 6/02; Manager, 1996 -
Boston, MA 02116                                        2002                1999.
Age, 37

Richard Reiter                        Treasurer and     1 year;             Harding, Loevner Management, L.P.,
Harding, Loevner Management, L.P.     Chief             Treasurer and       Portfolio Manager, 1/01 - present;
50 Division Street, Suite 401         Financial         Chief Financial     Product Information Manager, 4/96 -
Somerville, NJ 08876                  Officer           Officer since       12/00.
Age, 37                                                 2002

Patrice Singleton                     Vice President    1 year;             Harding, Loevner Management, L.P.,
Harding, Loevner Management, L.P.                       Vice President      General Manager, 7/94-present.
50 Division Street, Suite 401                           since 2002
Somerville, NJ 08876
Age, 50

John M. DelPrete                      Assistant         1 year;             Investors Bank & Trust Company, Senior
Investors Bank & Trust Company        Secretary         Assistant           Associate Counsel, 1/01 to present;
200 Clarendon Street                                    Secretary since     Associate Counsel, 5/97 to 12/00.
Boston, MA 02116                                        2000
Age, 35

There is no family relationship between any of the Directors or officers listed above. None of the Independent Directors nor any of their Immediate Family Members owns any securities, beneficially or of record, in the Adviser, the Fund's principal underwriter or persons (other than registered investment companies) directly or indirectly "controlling," "controlled by," or "under common control with" (within the meaning of the 1940 Act) the Adviser or the principal underwriter as of December 1, 2003. The term "Immediate Family Member" means a person's spouse; child residing in the person's household (including step and adoptive children); and any dependent of the person, as defined in
Section 152 of the Internal Revenue Code of 1986, as amended.

OWNERSHIP OF SHARES OF THE FUND

The following table shows the aggregate dollar range of equity securities beneficially owned by each Director and nominee for Director in each of the Fund's Portfolios as of December 1, 2003.

                                                                                      AGGREGATE DOLLAR RANGE OF EQUITY
                                                                                        SECURITIES IN ALL REGISTERED
                                               DOLLAR RANGE OF                        INVESTMENT COMPANIES OVERSEEN BY
NAME OF DIRECTOR                              EQUITY SECURITIES                       DIRECTOR OR NOMINEE IN FAMILY OF
OR NOMINEE                                       IN THE FUND*                               INVESTMENT COMPANIES
------------------------    -----------------------------------------------------    ----------------------------------
David R. Loevner                International Equity Portfolio: over $100,000                   Over $100,000
                                    Global Equity Portfolio: over $100,000
                                  Emerging Markets Portfolio: over $100,000

R. Kelly Doherty                International Equity Portfolio: over $100,000                   Over $100,000
                                        Global Equity Portfolio: none
                                  Emerging Markets Portfolio: over $100,000

Jane A. Freeman              International Equity Portfolio: $50,001 to $100,000                Over $100,000
                                 Global Equity Portfolio: $10,001 to $50,000
                               Emerging Markets Portfolio: $10,001 to $50,000

Samuel R. Karetsky              International Equity Portfolio: over $100,000                   Over $100,000
                                 Global Equity Portfolio: $50,001 to $100,000
                               Emerging Markets Portfolio: $50,001 to $100,000

Carl W. Schafer                                     None                                             None

Raymond J. Clark                                    None                                             None

* The valuation date for purposes of this table is December 1, 2003.

COMPENSATION OF DIRECTORS

No employee of Harding Loevner or Investors Bank receives any compensation from the Fund for acting as an officer or director of the Fund. The Fund pays each director who is not a director, officer or employee of Harding Loevner, Investors Bank, or any of their affiliates, a fee of $1,000 for each meeting attended, and each of the Directors receives an annual retainer of $10,000 which is paid in quarterly installments at the end of each quarter.

The following table lists the compensation paid to each of the Directors by both the Fund and the Fund Complex during the Fund's fiscal year ended October 31, 2003. Mr. Loevner is an "interested person" of the Fund by and therefore did not receive compensation from the Fund or the Fund Complex. The Fund has no retirement or pension plan for its Directors.

                                                                                                           TOTAL
                                                                                    ESTIMATED          COMPENSATION
                                 AGGREGATE            PENSION OR RETIREMENT      ANNUAL BENEFITS      FROM FUND AND
                               COMPENSATION         BENEFITS ACCRUED AS PART          UPON             FUND COMPLEX
        DIRECTOR                 FROM FUND              OF FUND EXPENSES           RETIREMENT        PAID TO DIRECTORS
-------------------------   --------------------   --------------------------   -----------------   -------------------
David R. Loevner                  $     0                       $0                      $0                $     0
R. Kelly Doherty*                 $16,000                       $0                      $0                $16,000
Jane A. Freeman                   $16,000                       $0                      $0                $16,000
Samuel R. Karetsky                $16,000                       $0                      $0                $16,000
Carl W. Schafer                   $16,000                       $0                      $0                $16,000

*R. Kelly Doherty was compensated for his participation in the Fund's Board of Directors and Audit Committee meetings.

During the fiscal year ended October 31, 2003, the Board of Directors met four times. Each Director currently serving on the Board attended at least 75% of such Board and committee meetings on which he or she serves.

Each Director who is not an "Interested Person" of the Fund for purposes of the 1940 Act serves on the Audit Committee of the Fund, pursuant to an Audit Committee Charter. The function of the Audit Committee is to (i) select and retain the Fund's independent auditor; (ii) oversee the Fund's accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of certain service providers, (iii) oversee the quality and objectivity of the Fund's financial statements and the independent audit thereof, and (iv) act as a liaison between the Fund's independent auditor and the full Board. The Audit Committee met twice during the fiscal year ended October 31, 2003. For the fiscal year ended October 31, 2003, the Audit Committee approved, and the full Board of Directors ratified, the engagement of the independent accountants and reviewed with the independent accountants the plan and results of the audit engagement and matters having a material effect upon the Fund's financial operations.

In addition, each Director who is not an "Interested Person" of the Fund for purposes of the 1940 Act serves on the Qualified Legal Compliance Committee of the Fund, pursuant to a Qualified Legal Compliance Committee Charter. The principal function of the Committee is to review and respond to reports by attorneys appearing or practicing before the Securities and Exchange Commission on behalf of the Fund of material violations of any federal and state securities law, a material breach of fiduciary duty arising under U.S. federal or state law, or a similar material violation of any U.S. federal or state law involving the Fund. The Qualified Legal Compliance Committee of the Fund did not meet during the fiscal year ended October 31, 2003. The Fund has no nominating or other standing committees.

VOTE REQUIRED TO APPROVE PROPOSAL 1

Election of each of the listed nominees for Director of the Fund will require the affirmative vote of a majority of the votes cast at the Shareholder Meeting in person or by proxy.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS OF THE FUND VOTE "FOR" THE ELECTION OF EACH NOMINEE.

                             ADDITIONAL INFORMATION

PRINCIPAL UNDERWRITER. Quasar Distributors, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202 serves as the Fund's principal underwriter.

INDEPENDENT AUDITORS. Ernst & Young LLP ("Ernst & Young"), 5 Times Square, New York, New York 10036, serves as independent auditors of the Fund and performs annual audits of the Fund's financial statements. In addition, Ernst & Young reviews the Fund's federal and state income tax returns. The Audit Committee of the Board of Directors has appointed, and a majority of directors who are not "interested persons" of the Fund (as defined in the 1940 Act) has ratified Ernst & Young to continue as the independent auditors of the Fund for the fiscal year ending October 31, 2004. In accordance with Independence Standards Board Standard No. 1, Ernst & Young LLP, the Fund's independent auditors, have confirmed to the Audit Committee that they are independent auditors with respect to the Fund. The firm of Ernst & Young has extensive experience in investment company accounting and auditing. It is not expected that a representative of Ernst & Young will be present at the meeting to make a statement or respond to questions.

AUDIT FEES. The aggregate fees billed by Ernst & Young for the audit of the Fund's annual financial statements for the fiscal year ended October 31, 2003 were $59,600.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES. There were no fees billed by Ernst & Young for the most recent fiscal year for professional services rendered for financial information design and implementation services provided to the Fund, Harding Loevner and entities that control, are controlled by or are under common control with Harding Loevner that provide services to the Fund.

ALL OTHER FEES. For tax return services rendered to the Fund for the fiscal year ended October 31, 2003, Ernst & Young will bill $7,500.

With respect to the non-audit tax return services described above, the Audit Committee determined at a meeting held on December 12, 2003, that the services provided by Ernst & Young were compatible with maintaining Ernst & Young's independence.

SHAREHOLDER PROPOSALS

Shareholders wishing to submit proposals for consideration at a subsequent shareholders' meeting should send their written proposals to: Secretary, Harding, Loevner Funds, Inc., Investors Bank & Trust Company, 200 Clarendon Street, Boston, Massachusetts 02116. Proposals must be received in advance of a proxy solicitation to be considered and the mere submission of a proposal does not guarantee inclusion in the proxy statement or consideration at the meeting. The Fund does not conduct annual meetings.

                                   APPENDIX A

               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

As of October 31, 2003, the following persons held 5 percent or more of the outstanding shares of the Portfolios as indicated and may be deemed principal holders of the Fund:

INTERNATIONAL EQUITY PORTFOLIO


                    NAME AND ADDRESS OF BENEFICIAL           AMOUNT AND NATURE OF      PERCENT OF
TITLE OF CLASS      OWNER                                    BENEFICIAL OWNERSHIP      PORTFOLIO
----------------    -------------------------------------    ----------------------    ---------------
Common Stock,       State Street Corporation                 2,484,130 shares          8.02%
$.001 per Share     FBO Austin Firefighters Relief &         Direct Ownership
                    Retirement Fund
                    801 Pennsylvania Avenue
                    5th Floor Tower
                    Kansas City, MO 64105

Common Stock,       Wilmington Trust Company                 2,924,950 shares          9.44%
$.001 per Share     U/A DTD 12/1/75                          Direct Ownership
                    Agent W/Longwood Gardens Inc
                    PO Box 8882
                    Wilmington, DE 19899

Common Stock,       State Street Bank and Trust Company      2,895,757 shares          9.35%
$.001 per Share     Cust FBO Principia Corp                  Direct Ownership
                    500 Washington Avenue Suite 1010
                    St. Louis, MO 63102

Common Stock,       National Gallery of Art                  2,983,177 shares          9.63%
$.001 per Share     Attn: James E. Duff, Treasurer           Direct Ownership
                    Sixth and Constitution Ave.  NW
                    Washington, DC 20565

Common Stock,       Charles Schwab & Co., Inc.               2,114,206 shares          6.82%
$.001 per Share     Special Custody Account for the          Direct Ownership
                    Exclusive Benefit of Customers
                    101 Montgomery Street
                    San Francisco, CA 94104

Common Stock,       Public Welfare Foundation, Inc.          2,332,701 shares          7.53%
$.001 per Share     1200 U Street, N.W.                      Direct Ownership
                    Attn: Becca Lovelace
                    Washington, DC 20009

GLOBAL EQUITY PORTFOLIO


                    NAME AND ADDRESS OF BENEFICIAL           AMOUNT AND NATURE OF      PERCENT OF
TITLE OF CLASS      OWNER                                    BENEFICIAL OWNERSHIP      PORTFOLIO
----------------    -------------------------------------    ----------------------    ---------------
Common Stock,       Circle Trust Company Custodian For       117,216 shares            7.26%
$.001 per Share     Harding Loevner Management LP            Direct Ownership
                    Profit Sharing Thrift Plan
                    One Station Place
                    Stamford, CT 06902

Common Stock,       William T. Grant Foundation              338,753 shares            20.97%
$.001 per Share     570 Lexington Avenue 18th Floor          Direct Ownership
                    New York, NY 10022

Common Stock,       Investors Bank & Trust Company           98,300 shares             6.09%
$.001 per Share     FBO Steven Loevner R/O IRA               Direct Ownership
                    308 French Road
                    Newton Square, PA 19073

Common Stock,       Tellson & Co.                            180,126 shares            11.15%
$.001 per Share     Attn: Bryant K. Alford, Partner          Direct Ownership
                    190 Main Street
                    PO Box 178
                    Gladstone, NJ 07934

Common Stock,       Katherine H. Olmsted                     190,520 shares            11.80%
$.001 per Share     158 Hobart Road                          Direct Ownership
                    Chestnut Hill, MA 02167

Common Stock,       John Paritz & John Pycik TR.             278,712 shares            17.26%
$.001 per Share     U/A DTD 1/19/95 Edward & Darlene         Direct Ownership
                    Lowe
                    Charitable Remainder Unitrust 1995
                    c/o Mr. Don Bauters
                    Edward Lowe Foundation
                    PO Box 8
                    Cassopolis, MI 49031

EMERGING MARKETS PORTFOLIO


                    NAME AND ADDRESS OF BENEFICIAL           AMOUNT AND NATURE OF      PERCENT OF
TITLE OF CLASS      OWNER                                    BENEFICIAL OWNERSHIP      PORTFOLIO
----------------    -------------------------------------    ----------------------    ---------------
Common Stock,       Benchworthy & Co c/o                     672,424 shares            41.18%
$.001 per Share     State Street Bank & Trust Company        Direct Ownership
                    Inc.
                    1 Enterprise Drive SWB3B
                    North Quincy, MA 02171

Common Stock,       Sahara Investments LLC                   96,170 shares             5.89%
$.001 per Share     Attn: Thomas L. Gahlon                   Direct Ownership
                    Suite 2000
                    70 W. Madison Street
                    Chicago, IL 60602

          PLEASE FILL IN BOX AS SHOWN USING BLACK OR BLUE INK OR NUMBER 2 PENCIL. PLEASE DO NOT USE FINE POINT PENS.

This Proxy, if properly executed, will be voted in the manner directed by the undersigned shareholder. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ELECTION OF NOMINEES AS DIRECTORS.
PLEASE REFER TO THE PROXY STATEMENT FOR A DISCUSSION OF THE PROPOSAL.

1.  ELECTION OF DIRECTORS

                                                               FOR            WITHHOLD         FOR ELECTING
                                                             ELECTING        AUTHORITY         ALL NOMINEES
                                                               ALL          TO VOTE FOR          EXCEPT AS
                                                             NOMINEES       ALL NOMINEES       NOTED AT LEFT
Jane A. Freeman / Samuel R. Karetsky / Carl W. Schafer
David R. Loevner / R. Kelly Doherty / Raymond J. Clark         / /              / /                 / /

INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE(s), WRITE THE NOMINEE(s) NAME ON THE LINE ABOVE.

HARDING LOEVNER FUNDS, INC.       THIS PROXY SOLICITED BY THE BOARD OF DIRECTORS

     The undersigned hereby appoints John M. DelPrete and Richard Reiter and each of them, attorneys and proxies for the undersigned, with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of Harding, Loevner Funds, Inc. (the "Fund"), which the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund to be held at the offices of Harding, Loevner Funds, Inc., 50 Division Street, Suite 401, Somerville, New Jersey 08876, on January 26, 2004 at 2:00 p.m., and any adjournments thereof. The undersigned hereby acknowledges receipt of the Notice of Special Meeting and Proxy Statement and hereby instructs said attorneys and proxies to vote said shares. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting. A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.


                                           PLEASE SIGN, DATE AND RETURN PROMPTLY
                                                        IN THE ENVELOPE PROVIDED

                                          Date __________________________ , 2004

                                         NOTE:  Please sign exactly as your name
                                        appears on this Proxy. If joint owners, EITHER may sign this Proxy. When signing as attorney, executor, administrator,
                                         trustee, guardian or corporate officer,
                                                    please give your full title.

                                     -------------------------------------------
                                                                    Signature(s)

                                     -------------------------------------------
                                                       (Title(s), if applicable)